EXHIBIT 10.64

December 20, 2002

Interplay Entertainment Corp.
16815 Von Karman Avenue
Irvine, CA  92606
Attention: Chief Executive Officer
Attention: Legal Department

         Re: LETTER AGREEMENT AND AMENDMENT #4 (OEM & BACK-CATALOG) TO VIDEO GAME DISTRIBUTION AGREEMENT DATED AUGUST 9, 2002.


Dear Sir or Madam:

     This letter will serve as the fourth amendment ("AMENDMENT #4") to confirm the agreements we have reached in connection with the Video Game Distribution Agreement dated August 9, 2002, between Vivendi Universal Games, Inc. ("VUG") and Interplay Entertainment Corp. ("INTERPLAY"), as amended by (i) that Letter of Intent dated August 9, 2002 (the "LOI"), (ii) that Letter Agreement and
Amendment #2 dated August 29, 2002 ("AMENDMENT #2"), and (iii) that Letter Agreement and Amendment dated September 12, 2002 ("AMENDMENT #3") (collectively, the "NEW DISTRIBUTION AGREEMENT"). The provisions contained herein shall serve to amend the New Distribution Agreement only as stated herein, and all other terms and conditions contained in those agreements shall remain in full force and effect. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the New Distribution Agreement.

1.   ADDITION OF OEM RIGHTS TO THE NEW DISTRIBUTION AGREEMENT.

     i. GRANT OF OEM RIGHTS. Subject to the terms of this Amendment #4, and notwithstanding anything to the contrary in the New Distribution
          Agreement, VUG's License under SECTION 2.1 of the New Distribution Agreement shall hereby be modified to include OEM Rights for the Term. "OEM RIGHTS" shall mean the right to authorize third parties to distribute Partner Products with third-party software (for purposes of being bundled with third-party hardware) and/or hardware in the form of a single combined product (which shall be deemed to include, without limitation, a sale of the Partner Product to an original hardware purchaser on a one-time basis within a reasonable time after the purchase of such hardware - i.e., "soft bundles") and selling such combined products within the Licensed Territory (as such definition is modified below for OEM Rights purposes), and as a premium to augment the value of non-computer related products and so-called "covermounts", or as otherwise may be approved by Interplay in writing. OEM Rights transactions shall hereinafter be referred to as "OEM TRANSACTIONS"; and OEM Transactions that are approved by Interplay in accordance with PARAGRAPH 1.VIII below shall hereinafter be referred to as "APPROVED OEM TRANSACTIONS".


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

          For purposes of clarification, (i) the OEM Rights shall not include, and Interplay hereby expressly reserves, all rights to distribute the Partner Products for use on any coin-operated or token-operated or pay per play arcade, location based or other amusement devices, any electronic transmission rights (including, without limitation, cable, the internet and any on-line services), and merchandising rights (including, without limitation, toys and motion pictures), (ii) Interplay shall maintain the right to directly authorize Sony (and any other Game Hardware Platform Licensors with respect to any similar bundling products which they may create) to distribute and bundle for retail and direct-to-consumer sales Partner Products in its "Jam Packs", and Interplay maintains the right to receive all proceeds therefrom, and (iii) Interplay maintains the right to all proceeds in connection with and for the duration of any and all deals involving OEM Rights that exist as of the date of this Amendment #4.

     ii. "PARTNER PRODUCTS" REDEFINED FOR PURPOSES OF OEM RIGHTS. Solely for purposes of and with respect to OEM Rights, the definition of Partner Products is hereby amended to include all computer and/or video game software products developed by or on behalf of Interplay and to which (and to the extent to which and for the term of which) Interplay possesses OEM Rights to such product. For purposes of clarification, and subject to the restrictions herein, VUG's OEM Rights shall include rights to Interplay's "back-catalog" products, as well as to all new Partner Products delivered under the New Distribution Agreement. Unless otherwise required by any OEM deal existing as of the date of this Amendment #4 (e.g., an OEM licensee's unilateral right to extend the term of their OEM license), Interplay hereby agrees not to extend the terms of any OEM deals existing as of the date of this Amendment #4, without VUG's written consent in VUG's sole discretion.

     iii. INTERPLAY'S  "RESERVED  RIGHTS" AMENDED.  The last sentence of SECTION
          2.6 of the New Distribution Agreement is hereby deleted in its entirety.

     iv.  OEM TERM. For purposes of clarification,  the Term of VUG's OEM Rights
          license  shall  coincide  with  the  Term  of  the  New   Distribution
          Agreement.

     v. OEM TERRITORY. Solely for purposes of and with respect to the OEM Rights, VUG shall have the right to enter into Approved OEM Transactions with third parties located within the Licensed Territory, regardless of the geographic location of the distribution of the bundled Partner Products (subject, of course, to Interplay's approval rights in PARAGRAPH 1.VIII below, any OEM licenses existing as of the date of this Amendment #4 which would prohibit the proposed OEM Transaction in any non-North American territory, and any applicable Third Party License restrictions and/or Third Party Licensor consents). For example, and subject to the terms herein, VUG shall have the right to enter into an Approved OEM Transaction with Dell USA for bundled distribution of a Partner Product on a worldwide basis (subject to any existing rest-of-world OEM licenses); however, VUG would not have the right to enter into such a deal with Dell-Europe because the contract would not be entered into between VUG and a United States-based entity.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

     vi. LANGUAGE REQUIRED TO BE INCLUDED IN VUG'S OEM DEALS. VUG shall use commercially reasonable good-faith efforts include substantially the following language in all OEM contracts with third parties: "If VUG's publisher/licensor discontinues developing, producing, licensing, or distributing the licensed product(s) and requires VUG to do the same or if VUG's publisher/licensor modifies, replaces or adds to the licensed product(s) at any time, a mutually agreed upon substitution will be made and if the parties cannot agree to a substitution in good faith this agreement may be terminated."

     vii. OEM DEALS ARE SUBJECT TO INTERPLAY'S THIRD PARTY LICENSOR APPROVAL. For purposes of clarification and without limitation, VUG's OEM Rights shall be subject to all applicable Third Party Licensors' consents as provided in SECTION 2.8 of the New Distribution Agreement.

     viii.OEM   APPROVAL   PROCEDURE.   With   respect  to  each   proposed  OEM
          Transaction, VUG shall transmit to Interplay for review and approval (which approval Interplay shall not unreasonably withhold or delay), in substantially in the form attached hereto as ATTACHMENT 1 (or any similar OEM form customarily utilized by VUG, subject to Interplay's reasonable approval thereof) (an "OEM SPEC SHEET"), a summary of the proposed OEM Transaction along with such additional information and materials as may reasonably be requested by Interplay to evaluate the proposed OEM Transaction. Interplay shall use its best efforts to either approve or reject in writing the proposed OEM Transaction within *** business days (subject to extension for the length of time it takes Interplay to obtain any applicable Third Party Licensor consent) following receipt of an OEM Spec Sheet; provided, however, in no event shall a proposed OEM Transaction be deemed approved without VUG's receipt of an OEM Spec Sheet approved in writing by Interplay. In the event an OEM Spec Sheet is so approved by Interplay, Interplay agrees to deliver to VUG the gold master disc of the Partner Product(s) named therein (and any required Related Assets specified in the OEM Spec Sheet) in accordance with the provisions of the proposal, and VUG shall take commercially reasonable efforts to negotiate, prepare and execute a definitive agreement (a "BUNDLING AGREEMENT") on such approved terms with such customer.

2.   ADDITION  OF  CERTAIN  "BACK-CATALOG"  PRODUCTS  TO  THE  NEW  DISTRIBUTION
     AGREEMENT.

     i. SECTION 3 of EXHIBIT B to the New Distribution Agreement shall be modified by adding the following Partner Products (the "BACK CATALOG PARTNER PRODUCTS") to the New Distribution Agreement:


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

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      TITLE        Platform:          Submission  Date(s)         Approved Gold
                                      for delivery of the        Master Delivery
                                        Gold Candidate:               Date:
--------------------------------------------------------------------------------

***                   PC                    N/A                       N/A


******                PC                    N/A                       N/A



***                   PC                    N/A                       N/A



***                   PC                    N/A                       N/A



***                   PC                    N/A                       N/A



***                   PC                    N/A                       N/A



***                   PC                    N/A                       N/A



***                   PC                    N/A                       N/A


--------------------------------------------------------------------------------


     ii. NO VUG DEVELOPMENT APPROVALS REQUIRED. VUG acknowledges that the Back Catalog Partner Products have previously been commercially released, and shall be deemed to be Approved Gold Masters (and therefore shall not be subject to VUG's approval rights under SECTION 3 of the New Distribution Agreement).

     iii. SELL-OFF TO CONTINUE UNDER OLD DISTRIBUTION AGREEMENT. VUG and Interplay agree that VUG shall be entitled to continue to sell off any existing inventory of the Back Catalog Partner Products which VUG may have in its possession as of December 31, 2002 in accordance with the sell-off provisions and under the terms of that certain Distribution Agreement dated August 23, 2001, as amended, between VUG and Interplay (the "OLD DISTRIBUTION Agreement"). All newly-manufactured units of the Back Catalog Partner Products sold by VUG shall be subject to the New Distribution Agreement, as amended by this Amendment #4.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

     iv. BACK CATALOG PARTNER PRODUCTS ARE SUBJECT TO INTERPLAY'S THIRD PARTY LICENSOR APPROVAL. For purposes of clarification and without limitation, VUG's right to distribute the Back Catalog Partner Products (as compilations or otherwise) shall be subject to all applicable Third Party Licensors' consents as provided in SECTION 2.8 of the New Distribution Agreement. In the event that any applicable Third Party Licensor's consent cannot be obtained with respect to any Back Catalog Partner Products, Interplay shall substitute for VUG's benefit another mutually agreeable Interplay "back-catalog" product. In addition, Interplay hereby agrees to work in good faith with VUG to add additional VUG-requested Interplay "back-catalog" products to the Back Catalog Partner Products for distribution by VUG hereunder.

3.   The following provisions shall be added to SECTION 4 of EXHIBIT B:

     "OEM AND BACK-CATALOG MINIMUM GUARANTEE. VUG shall, immediately upon the complete execution of this Amendment #4, pay Interplay a total Minimum Guarantee with respect to the OEM Rights and the Back Catalog Partner Products in the amount of ***(the "OEM/BACK-CATALOG MINIMUM GUARANTEE).

     "OEM  DISTRIBUTION  FEE  MODIFIED.  Solely  with  respect to  Approved  OEM
     Transactions, VUG's Distribution Fee shall be ***percent (***%) of Net Sales. Solely for purposes of the Approved OEM Transactions, "Net Sales" shall mean all monies actually received by VUG from OEM Transactions, less only ***costs of the Partner Products duplicated by VUG. ***(). For purposes of clarification, VUG shall not take a General Reserve or any deductions other than ***in calculating Interplay Proceeds with respect to Approved OEM Transactions."

     "GENERAL RESERVE MODIFIED FOR "BACK CATALOG PARTNER PRODUCTS". Solely with respect to Back Catalog Partner Products, in calculating Interplay Proceeds VUG's General Reserve shall be ***Percent (***%), rather than ***% (and
     SECTION 3 of EXHIBIT A is hereby modified accordingly."

     The remainder of SECTION 4 of EXHIBIT B shall be unchanged in all aspects.

4. SECTION 1.3 of EXHIBIT A and SECTION 20.14 are modified as follows solely with respect to OEM Transactions and Back Catalog

     Partner Products:

     i. RECOUPMENT. Notwithstanding anything to the contrary in the New Distribution Agreement, the OEM/Back-Catalog Minimum Guarantee shall be recoupable only from Interplay Proceeds with respect to Approved OEM Transactions and sales of Back Catalog Partner Products, and as follows: unless and until VUG recoups the OEM/Back-Catalog Minimum Guarantee, VUG shall be entitled to deduct ***% from the Interplay Proceeds with respect to Approved OEM Transactions and sales of Back Catalog Partner Products.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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


     ii. CROSS-COLLATERALIZATION. Interplay expressly acknowledges and agrees that until such time as VUG has fully recouped the OEM/Back-Catalog Minimum Guarantee, VUG shall have the right to withhold Interplay Proceeds with respect to all Approved OEM Transactions as a set-off against VUG's obligation to pay Interplay Proceeds in respect of Back-Catalog Partner Products (and vice-versa).

5. GOOD FAITH EFFORTS. VUG and Interplay agree to work together in good faith to carry out the intent of this Amendment #4, and the parties shall work together to modify any remaining provisions of the New Distribution Agreement to the extent reasonably necessary for purposes of the OEM Rights and Back Catalog Partner Products.

If you agree to the provisions set forth in this letter agreement, please so indicate by signing the enclosed copy and returning it to me via facsimile, followed by an original copy in the mail. As stated herein, nothing contained in this letter shall affect the terms and conditions stated in the New Distribution Agreement, except as specifically stated herein.

                                            Sincerely yours,


                                            /s/ Phil O'Neil
                                            -----------------------------------
                                            Phil O'Neil
                                            President, Partner Publishing Group
                                            Vivendi Universal Games, Inc.

I agree to the provisions of this letter agreement.


           12/20/02                          /s/ Gary Dawson
Dated: ________________                     ____________________________________
                                      Name:  Gary Dawson
                                     Title:  Chief Operating Officer


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  Attachment 1

                                 OEM Spec Sheet










*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                       7